Exhibit 99.2

HOLDINGS COMPUTING February 2022 Flash March 2022 1

Preamble The following discussion is completely qualified by the legal disclosures on the several pages following this one Our goal is to share with you some of our strategic thinking and financial analysis we are using to guide the growth of our business The discussion is in line with our principles of being accountable and transparent with shareholders We operate in a hyper dynamic economic environment. That’s a fancy way of saying things change quickly. What we are telling you here is based on our estimates and assumptions which are our best guess. We reserve the right to revise our point of view based on new information and changes in the business environment Despite an uncertain, dynamic environment, we must plan and make operating and investment decisions. This presentation lays some of that out for your review 2

Legal Disclosure & Disclaimer This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act that reflect our current views with respect to, among other things, our operations, business strategy, interpretation of prior development activities, plans to develop and commercialize our products and services, potential market opportunity, financial performance and needs for additional financing. We have used words like "anticipate," "believe," "could," "estimate," "expect," "future," "intend," "may," "plan," "potential," "project," "will," and similar terms and phrases to identify forward-looking statements in this presentation. The forward-looking statements contained in this presentation are based on management's current expectations and are subject to substantial risks, uncertainty and changes in circumstances. Actual results may differ materially from those expressed by these expectations due to risks and uncertainties, including, among others, those related to our ability to obtain additional capital on favorable terms to us, or at all, the success, timing and cost of ongoing or future operations, the lengthy and unpredictable nature of the project development, and technology process and businesses in which we currently engage or may engage. These risks and uncertainties include, but may not be limited to, those described in our filings with the SEC. Forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to review or update any forward-looking statement except as may be required by applicable law. 3

Legal Disclosure & Disclaimer The material in this presentation has been prepared by Soluna and is general background information about Soluna’s activities, current as at the date of this presentation and is provided for information purposes only. It should be read in conjunction with Soluna’s periodic and continuous disclosure announcements filed with the Securities and Exchange Commission. This presentation provides information in summary form only and is not intended to be complete. Soluna makes no representation or warranty, express or implied, as to the accuracy, completeness, fairness or reliability of any of the information, illustrations, examples, opinions, forecasts, reports, estimates and conclusions contained in this presentation. It is not intended to be relied upon as advice or a recommendation to investors or potential investors and does not take into account the investment objectives, financial situation, taxation situation or needs of any particular investor. Due care and consideration should be undertaken when considering and analyzing Soluna’s future performance and business prospects. THIS PRESENTATION IS NOT INTENDED TO SERVE AS A FORECAST OF ANY SUCH FUTURE PERFORMANCE OR PROSPECTS. An investor must not act on any matter contained in this document but must make its own assessment of Soluna and conduct its own investigations and analysis. Investors should assess their own individual financial circumstances and consider talking to a financial adviser, professional adviser or consultant before making any investment decision. This document does not constitute an offer, invitation, solicitation or recommendation with respect to the purchase or sale of any security in Soluna nor does it constitute financial product advice. This document is not a prospectus, product disclosure statement or other offer document under United States federal or state securities law or under any other law. This document has not been filed, registered or approved by regulatory authorities in any jurisdiction. Any projection, forecast, estimate or other “forward-looking” statement in this presentation only illustrates hypothetical performance under specified assumptions of events or conditions that have been clearly delineated herein. Such projections, forecasts, estimates or other “forward-looking” statements are not reliable indicators of future performance. Hypothetical or illustrative performance information contained in these materials may not be relied upon as a promise, prediction or projection of future performance and are subject to significant assumptions and limitations. In addition, not all relevant events or conditions may have been considered in developing such assumptions. READERS OF THIS DOCUMENT SHOULD UNDERSTAND THE ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. SOME EVENTS OR CONDITIONS MAY NOT HAVE BEEN CONSIDERED IN SUCH ASSUMPTIONS. ACTUAL EVENTS OR CONDITIONS WILL VARY AND MAY DIFFER MATERIALLY FROM SUCH ASSUMPTIONS. READERS SHOULD UNDERSTAND SUCH ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. This presentation may include figures related to past performance or simulated past performance as well as forecasted or simulated future performance. Soluna disclaims any obligation to update their views of such risks and uncertainties or to publicly announce the results of any revision to the forward-looking statements made herein. 4

Legal Disclosure & Disclaimer Use of Projections and Illustrations This presentation contains certain financial forecasts and illustrations. Neither Soluna’s [nor Soluna Holdings] independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation. The material in this presentation is for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, cash contribution margin, cash contribution margin excluding tornado, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Use of Estimates in Monthly Presentations Numbers presented BEFORE the release of Form 10-Q for fourth quarter ended December 31st, 2021, are monthly estimates and subject to change upon final accounting adjustments and entries. These monthly estimates are presented as an illustration of management’s review of key metrics that help in understanding the performance of the Company. Readers are strongly encouraged to review this presentation in connection with the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2021, Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2021, Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2021, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2020. 5

Key Operating Principles (1) Calculated as a percent of total undiluted shares 6

We buy curtailed energy from renewable power plants and convert it to clean, low-cost global computing. Excess energy from renewable sources 7 Batch-oriented Computing like cryptocurrency mining

The opportunity beyond crypto is Batchable Computing 8 $10B Digital currencies $5B Pharma research $40B Graphics/video processing $40B Scientific research

Agenda In this presentation, we will be covering the following items: Business Update February 2022 results in detail 9

Business Update 10

Business Summary February 2022 Prop Mining BTC Equivalent generated per day increased by 16% We are scaling As of March 12th, 2022, 815 PH/s installed with over 185 PH/s on the ground being plugged in to meet our 1 EH/s target by end of March Excluding Hosting JV (284 PH/s), expect to mine over 100 BTC Equivalent a month at 1 EH/s Second quarter proprietary hashrate expected to grow over 36% Operations continue to scale. Dorothy site preparation in full swing Project pipeline continues to be robust as Soluna becomes a leading curtailment solutions provider to the renewable energy business 11

Our Targets For 2022 Our Energized Capacity Ramps Over 150 MW ✓w Our Hashrate Scales Over 3 EH ✓w Note: 2022 Earnings Power Illustration released on January 19th, 2022. Not updated since original publication. Press release and presentation can be viewed here. 12

We achieved our 1 EH/s goal 36% Prop Mining hashrate growth over the second quarter Over 185 PH/s on the ground to be installed over the upcoming weeks Remainder of growth will be Prop Mining increasing by ~36% Over 185 PH/s on the ground 815 PH/s installed as of March 12th, 2022 13 *Our Hosting JV Commitment is fulfilled **Management Estimate +/- 30 days

Capital Expenditures Dynamic crypto ecosystem drives $50-$70 million capital expenditure budget decrease Capital expenditure revised from about $300 million to $230-$250 million As crypto prices have declined, so have equipment prices 20% 24% 26% 76% 71% Jan 2022* 14 68% Current Compute Price** *Note: 2022 Earnings Power Illustration released on January 19th, 2022. Not updated since original publication. Press release and presentation can be viewed here. **Management estimate

Significant Progress On Capital Raise Actively engaged with capital providers discussing potential terms Reiterating anticipated close of MTI Instruments business sale by end of March Expect steady set of capital raising announcements through the second quarter Usually biased against disclosing term sheets and LOIs We consider from time-to-time various financing options, including Equipment financing at the project level Debt at the project level Debt at the corporate level / secured credit facility Equity partnerships at the project level Preferred equity at the corporate level Common Equity at the corporate level 15

Facility Results Review We will review each facility Then look at the consolidated results February is a 28-day month versus January’s 31 days; causes a 10% revenue difference 16

Edith Continue to optimize equipment mix at mature facility Cash Contribution Margin (Non-GAAP) rebounded from $83 thousand to $132 thousand in February o BTC equivalent mined increased by 24% from 3.66 in January to 4.54 in February o Hashrate and MW deployed decreased a bit due to optimizing mix of coins mined As of March 12, 2022, increased hashrate to 12.93 PH/s o Average February 2022 hashrate was 9.01 PH/s 24% (31 days) 17 33% (28 days) Note: Management estimate as of March 12th, 2022. Jan 2022 and Feb 2022 Hashrate is average of the month. 6% 44%

Edith: Non-GAAP Historical Financials



($ in 000s) (Unaudited)

	Actual	Actual				Actual	*Estimate*	*Estimate*	*Estimate*	*Estimate*	*Estimate*	*Estimate*	*Estimate*	*Estimate*
	Q1 21	**Q2 21**	**Jul 21**	**Aug 21**	**Sep 21**	**Q3 21**	**Oct 21**	**Nov 21**	**Dec 21**	**Q4 21**	**FY 21**	**Jan 22**	**Feb 22**	**YTD 22**
Revenue	891	988	277	345	284	905	324	317	222	864	3,648	150	185	336
Electricity/Direct Costs*	121	133	41	50	49	140	49	54	39	143	537	45	35	80
Overhead Costs**	101	71	18	16	28	63	19	20	19	58	293	22	19	41
Adjusted Cost of Cryptocurrency Revenue 1* ** *(Non-GAAP)*	**$223**	**$204**	**$60**	**$66**	**$77**	**$203**	**$68**	**$74**	**$58**	**$200**	**$830**	**$67**	**$54**	**$121**
Cash Contribution Margin *(Non-GAAP)*	**$668**	**$784**	**$217**	**$278**	**$206**	**$702**	**$256**	**$243**	**$164**	**$664**	**$2,818**	**$83**	**$132**	**$215**
Cash Contribution %	***75.0%***	***79.4%***	***78.5%***	***80.8%***	***72.8%***	***77.6%***	***79.0%***	***76.7%***	***73.9%***	***76.8%***	***77.3%***	***55.3%***	***71.1%***	***64.0%***

*Includes Electricity costs

**Excludes $23k of project equipment repairs

***Excludes Depreciation and R&D Expenses

Key Operating Metrics:	**Q1 21[1]**	**Q2 21[2]**	**Jul 21**	**Aug 21**	**Sep 21**	**Q3 21[3]**	**Oct 21**	**Nov 21**	**Dec 21**	**Q4 21[4]**	**FY 21[5]**	**Jan 22**	**Feb 22**	**YTD 22[6]**
Avg. MW Deployed	1.63	1.76	1.79	1.77	1.74	1.77	1.78	1.78	1.75	1.77	1.73	1.60	1.46	1.53
Avg. Hashrate (SHA-256, PH/s)[7]	n/a	8.69	10.18	10.38	11.44	10.67	11.85	11.63	10.60	11.36	10.24	9.57	9.01	9.29
Avg. BTC Price	45,336	46,498	34,445	45,709	45,940	42,031	57,912	60,621	49,263	55,932	47,449	41,114	40,763	40,939
BTC Equivalent Mined	19.65	21.25	8.03	7.54	6.17	21.53	5.60	5.23	4.51	15.44	76.87	3.66	4.54	8.20

(1) Average of January 2021 - March 2021

(2) Average of April 2021 - June 2021

(3) Average of July 2021 - September 2021

(4) Average of October 2021 - December 2021

(5) Average of January 2021 - December 2021

(6) Average of January 2022 - February 2022

(7) We did not track the Hashrate for the first quarter

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin,, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

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Sophie Ramped to 274 PH/s as of March 12th, 2022 o A 29% increase from the average hashrate in February As of March 1, 2022, Sophie is on its long-term power contract which should enhance margins. Uptime is about 85%, rate usually varies from 2.5 ¢ per kWh to 2.7 ¢ per kWh 29% 12% (31 days) 19 3% (28 days) Note: Management estimate as of March 12th, 2022. Jan 2022 and Feb 2022 Hashrate is average of the month. 3%

Sophie: Non-GAAP Historical Financials

($ in 000s) (Unaudited)

	Estimate Oct 21	Estimate Nov 21	Estimate Dec 21	Estimate Q4 21	Estimate FY 21	Estimate Jan 22	Estimate Feb 22	Estimate YTD 22
Revenue	543	1,048	1,181	2,772	2,772	1,294	1,132	2,426
Electricity/Direct Costs*	182	159	385	726	726	349	574	922
Overhead Costs	77	27	139	242	265	57	87	143
Adjusted Cost of Cryptocurrency Revenue 1** *(Non-GAAP)*	**$258**	**$186**	**$524**	**$968**	**$991**	**$405**	**$660**	**$1,066**
Cash Contribution Margin *(Non-GAAP)*	**$285**	**$862**	**$657**	**$1,804**	**$1,781**	**$888**	**$472**	**$1,360**
Cash Contribution %	***52.4%***	***82.3%***	***55.6%***	***65.1%***	***64.2%***	***68.7%***	***41.7%***	***56.1%***
Cash Contribution Margin excluding Tornado ***(Non-GAAP)***	**$285**	**$862**	**$759**	**$1,906**	**$1,883**	**$888**	**$472**	**$1,360**

*Includes Electricity costs

**Excludes Depreciation and R&D Expenses

Key Operating Metrics:	Oct 21	Nov 21	Dec 21	Q4 21 (1)	FY 21 (1)	Jan 22	Feb 22	YTD 22 (2)
Avg, MW Deployed	4.43	7.63	10.12	7.39	7.39	13.83	14.10	13.97
Avg. Hashrate (SHA-256, PH/s)	42.32	77.64	157.37	92.44	92.44	205.95	211.78	208.87
Avg. BTC Price	57,912	60,621	49,263	55,932	47,449	41,114	40,763	40,939
BTC Equivalent Mined	9.38	17.29	23.97	49.56	58.42	31.47	27.77	59.25

(1) Average of October 2021 - December 2021

(2) Average of January 2022 - February 2022

Note: BTC Price in FY 21 column is the average of January 2021 to December 2021

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

20

Marie Scaled up to 25 MW and fully energized Feb 10th, 2022 o Planned transformer upgrades complete Prop Mining BTC Equivalent generated increased 24% from 25.10 in January to 31.01 in February Seller’s legacy customer rolled off earlier than planned o Overhead absorbed by customer now allocated to proprietary mining. Causes margins to temporarily decrease until Soluna fills those plugs through March In March, facility experienced a near complete shut down for several days due to failure of electrical infrastructure outside of Soluna’s responsibility and purview o Utilized some of this time to perform planned maintenance and reduce future planned downtime o Some key learnings: The company needs to interject itself to inspect and assure excellence in preventive maintenance of electrical infrastructure that feeds its facilities, even if the infrastructure is not owned or maintained by Soluna 14% 26% (31 days) 21 (28 days) Note: Management estimate as of March 12th, 2022. Jan 2022 and Feb 2022 Hashrate is average of the month. 19% 11%

Marie: Non-GAAP Historical Financials[(A)]

($ in 000s) (Unaudited)

	Actual Q1 21	Actual Q2 21	Jul 21	Aug 21	Sep 21	Actual Q3 21	*Estimate* Oct 21	*Estimate* Nov 21	*Estimate* Dec 21	**Estimate** Q4 21	**Estimate** FY 21	*Estimate* Jan 22	*Estimate* Feb 22	**Estimate** YTD 22
Revenue *(Non-GAAP)*	**$104**	**$668**	**$217**	**$598**	**$647**	**$1,463**	**$1,274**	**$1,267**	**$1,840**	**$4,381**	**$6,616**	**$1,561**	**$1,759**	**$3,320**
Prop Mining	104	668	217	494	402	1,114	793	595	1,238	2,626	4,512	1,032	1,264	2,296
Hosting	0	0	0	104	245	349	481	672	602	1,755	2,104	529	495	1,024
Electricity/Direct Costs*	**$23**	**$190**	**$76**	**$99**	**$216**	**$392**	**$336**	**$381**	**$562**	**$1,279**	**$1,884**	**$576**	**$639**	**$1,214**
Prop Mining	23	190	76	71	61	208	83	70	236	389	811	249	290	539
Hosting	0	0	0	28	155	184	253	312	326	890	1,074	326	349	675
Overhead Costs	**$0**	**$0**	**$0**	**$30**	**$24**	**$54**	**$35**	**$48**	**$96**	**$180**	**$235**	**$57**	**$97**	**$154**
Prop Mining	0	0	0	30	24	54	35	48	96	180	235	57	97	154
Hosting	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 2** *(Non-GAAP)*	**$23**	**$190**	**$76**	**$130**	**$240**	**$446**	**$371**	**$429**	**$659**	**$1,459**	**$2,118**	**$632**	**$736**	**$1,368**
Prop Mining	23	190	76	101	85	263	119	118	333	569	1,045	306	387	693
Hosting	0	0	0	28	155	184	253	312	326	890	1,074	326	349	675
Cash Contribution Margin *(Non-GAAP)*	**$81**	**$478**	**$141**	**$468**	**$407**	**$1,016**	**$903**	**$837**	**$1,181**	**$2,922**	**$4,498**	**$929**	**$1,023**	**$1,952**
Prop Mining	81	478	141	393	317	851	674	477	905	2,056	3,467	726	877	1,603
Hosting	0	0	0	75	90	166	229	360	276	865	1,031	203	146	349
Cash Contribution % *(Non-GAAP)*	***78.1%***	***71.6%***	***64.8%***	***78.3%***	***62.9%***	***69.5%***	***70.9%***	***66.1%***	***64.2%***	***66.7%***	***68.0%***	***59.5%***	***58.2%***	***58.8%***
Prop Mining	*78.1%*	*71.6%*	*64.8%*	*79.5%*	*78.9%*	*76.4%*	*85.0%*	*80.2%*	*73.1%*	*78.3%*	*76.8%*	*70.3%*	*69.4%*	*69.8%*
Hosting	*n/a*	*n/a*	*n/a*	*72.8%*	*36.7%*	*47.4%*	*47.5%*	*53.6%*	*45.8%*	*49.3%*	*49.0%*	*38.3%*	*29.5%*	*34.1%*
Cash Contribution Margin excluding Tornado *(Non-GAAP)*	**$81**	**$478**	**$141**	**$468**	**$407**	**$1,016**	**$903**	**$837**	**$1,215**	**$2,955**	**$4,531**	**$929**	**$1,023**	**$1,952**

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

(A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

22

Marie: Hosting JV Non-GAAP Historical Financials[A]

($ in 000s) (Unaudited)

	Jul 21	Aug 21	Sep 21	Actual Q3 21	Estimate Oct 21	Estimate Nov 21	Estimate Dec 21	Estimate Q4 21	Estimate FY 21	Estimate Jan 22	Estimate Feb 22	Estimate YTD 22
Revenue *(Non-GAAP)*	**$0**	**$104**	**$245**	**$349**	**$481**	**$672**	**$602**	**$1,755**	**$2,104**	**$529**	**$495**	**$1,024**
Electricity/Direct Costs*	0	28	155	184	253	312	326	890	1,074	326	349	675
Overhead Costs	0	0	0	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 2** ***(Non-GAAP)***	**$0**	**$28**	**$155**	**$184**	**$253**	**$312**	**$326**	**$890**	**$1,074**	**$326**	**$349**	**$675**
Cash Contribution Margin ***(Non-GAAP)***	**$0**	**$75**	**$90**	**$166**	**$229**	**$360**	**$276**	**$865**	**$1,031**	**$203**	**$146**	**$349**
Cash Contribution % (Non-GAAP)	***n/a***	***72.8%***	***36.7%***	***47.4%***	***47.5%***	***53.6%***	***45.8%***	***49.3%***	***49.0%***	***38.3%***	***29.5%***	***34.1%***

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

Key Operating Metrics:	Jul 21	Aug 21	Sep 21	Q3 21[1]	Oct 21	Nov 21	Dec 21	Q4 21[2]	FY 21[3]	Jan 22	Feb 22	YTD 22[4]
Avg. MW Deployed	-	0.32	3.67	1.99	6.30	8.08	8.13	7.50	5.30	7.80	8.50	8.15
Avg Hashrate (SHA-256, PH/s)	-	9.79	81.33	45.56	198.12	277.29	254.74	243.38	164.25	252.20	257.42	254.81
Avg. BTC Price	34,445	45,709	45,940	42,031	57,912	60,621	49,263	55,932	47,449	41,114	40,763	40,939
BTC Equivalent Mined	-	2.27	5.34	8.31	8.31	11.08	12.22	31.38	44.35	12.86	12.15	25.01

(1) Average of July 2021 - September 2021

(2) Average of October 2021 - December 2021

(3) Average of January 2021 - December 2021

(4) Average of January 2022 - February 2022

(A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

23

Marie: Operating Metrics(A)

Key Operating Metrics:	Q1 21	Q2 21(1)	Jul 21	Aug 21	Sep 21	Q3 21(2)	Oct 21	Nov 21	Dec 21	Q4 21(3)	FY 21(4)	Jan 22	Feb 22	YTD 22(5)
Avg. MW Deployed	0.00	1.58	1.49	2.36	5.41	3.09	8.80	10.67	12.45	10.64	7.46	14.75	17.29	16.02
Prop Mining	0.00	1.58	1.49	2.04	1.74	1.76	2.50	2.59	4.32	3.14	2.16	6.95	8.79	7.87
Hosted MW (Legacy)	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Hosted JV	-	-	-	0.32	3.67	1.99	6.30	8.08	8.13	7.50	5.30	7.80	8.50	8.15
Avg. Hashrate (SHA-256, PH/s)	-	12.80	11.94	50.21	113.72	58.62	262.05	313.53	398.72	324.77	205.06	400.93	475.58	438.26
Prop Mining	-	12.80	11.94	40.42	32.39	28.25	63.93	36.24	143.98	81.38	40.81	148.73	218.16	183.45
Hosted JV	-	-	-	9.79	81.33	45.56	198.12	277.29	254.74	243.38	164.25	252.20	257.42	254.81
Avg. Hashrate (Scrypt, GH/s)	0.00	221.90	219.00	177.00	166.50	187.50	177.70	173.13	144.25	165.03	191.48	140.99	141.57	141.28
Avg. BTC Price	45,336	46,498	34,445	45,709	45,940	42,031	57,912	60,621	49,263	55,932	47,449	41,114	40,763	40,939
BTC Equivalent Mined	2.30	14.37	6.30	13.09	14.09	34.80	22.00	20.90	37.34	78.32	139.43	37.96	43.16	81.10
Prop Mining	2.30	14.37	6.30	10.82	8.75	26.49	13.69	9.81	25.13	46.94	95.08	25.10	31.01	56.09
Hosting	-	-	-	2.27	5.34	8.31	8.31	11.08	12.22	31.38	44.35	12.86	12.15	25.01

(1) Average of April 2021 - June 2021

(2) Average of July 2021 - September 2021

(3) Average of October 2021 - December 2021

(4) Average of January 2021 - December 2021

(5) Average of January 2022 - February 2022

(A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

24

Site Consolidation Proprietary BTC generated per day increased by 16% o o February is a 28-day month: 63.32 BTC equivalent mined for 28 days results to 2.26 per day January is a 31-day month: 60.23 BTC equivalent mined for 31 days results to 1.94 per day Under absorbed overhead at Marie negatively impacted margins o Legacy hosting customer rolled off early. As Soluna plugs machines into slots through March, issue will resolve As of March 1st, electricity cost at Sophie moved from ramp up rate to contracted low-cost typical toggle price of 2.5 ¢ per kWh to 2.7 ¢ per kWh. Should significantly enhance margins 3% 14% 13% (31 days) 25 (28 days) Note: Management estimate as of March 12th, 2022. Jan 2022 and Feb 2022 Hashrate is average of the month. 17%

Consolidated Soluna Computing Non-GAAP Historical Financials(A)

($ in 000s) (Unaudited)

	Actual Q1 21	Actual Q2 21	Jul 21	Aug 21	Sep 21	Actual Q3 21	*Estimate* Oct 21	*Estimate* Nov 21	*Estimate* Dec 21	***Estimate*** **Q4 21**	***Estimate*** **FY 21**	*Estimate* Jan 22	*Estimate* Feb 22	***Estimate*** **YTD 22**
Revenue ***(Non-GAAP)***	**$995**	**$1,657**	**$494**	**$943**	**$931**	**$2,368**	**$2,142**	**$2,632**	**$3,243**	**$8,017**	**$13,036**	**$3,005**	**$3,077**	**$6,082**
Prop Mining	995	1,657	494	839	686	2,018	1,661	1,960	2,641	6,261	10,932	2,476	2,581	5,058
Hosting	0	0	0	104	245	349	481	672	602	1,755	2,104	529	495	1,024
Electricity/Direct Costs*	**$143**	**$324**	**$117**	**$149**	**$265**	**$532**	**$567**	**$594**	**$987**	**$2,148**	**$3,147**	**$970**	**$1,247**	**$2,216**
Prop Mining	143	324	117	121	110	348	314	283	661	1,258	2,073	643	898	1,541
Hosting	0	0	0	28	155	184	253	312	326	890	1,074	326	349	675
Overhead Costs	**$109**	**$72**	**$18**	**$47**	**$67**	**$132**	**$131**	**$95**	**$254**	**$480**	**$793**	**$135**	**$203**	**$338**
Prop Mining	109	72	18	47	67	132	131	95	254	480	793	135	203	338
Hosting	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 2** ***(Non-GAAP)***	**$251**	**$396**	**$136**	**$196**	**$332**	**$664**	**$698**	**$689**	**$1,241**	**$2,628**	**$3,940**	**$1,105**	**$1,450**	**$2,555**
Prop Mining	251	396	136	168	177	481	445	378	915	1,737	2,866	779	1,101	1,879
Hosting	0	0	0	28	155	184	253	312	326	890	1,074	326	349	675
Cash Contribution Margin ***(Non-GAAP)***	**$744**	**$1,261**	**$358**	**$747**	**$599**	**$1,703**	**$1,444**	**$1,943**	**$2,002**	**$5,389**	**$9,097**	**$1,900**	**$1,627**	**$3,527**
Prop Mining	744	1,261	358	671	509	1,538	1,215	1,582	1,726	4,524	8,066	1,698	1,481	3,178
Hosting	0	0	0	75	90	166	229	360	276	865	1,031	203	146	349
Cash Contribution % ***(Non-GAAP)***	***74.8%***	***76.1%***	***72.5%***	***79.2%***	***64.3%***	***71.9%***	***67.4%***	***73.8%***	***61.7%***	***67.2%***	***69.8%***	***63.2%***	***52.9%***	***58.0%***
Prop Mining	*74.8%*	*76.1%*	*72.5%*	*80.0%*	*74.2%*	*76.2%*	*73.2%*	*80.7%*	*65.4%*	*72.3%*	*73.8%*	*68.6%*	*57.4%*	*62.8%*
Hosting	*n/a*	*n/a*	*n/a*	*72.8%*	*36.7%*	*47.4%*	*47.5%*	*53.6%*	*45.8%*	*49.3%*	*49.0%*	*38.3%*	*29.5%*	*34.1%*
Cash Contribution Margin excluding Tornado ***(Non-GAAP)***	**$744**	**$1,261**	**$358**	**$747**	**$599**	**$1,703**	**$1,444**	**$1,943**	**$2,138**	**$5,524**	**$9,233**	**$1,900**	**$1,627**	**$3,527**

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

(A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

26

Consolidated Soluna Computing Operating Metrics(A)

Key Operating Metrics:	Q1 21	Q2 21 (1)	Jul 21	Aug 21	Sep 21	Q3 21 (2)	Oct 21	Nov 21	Dec 21	Q4 21 (3)	FY 21 (4)	Jan 22	Feb 22	YTD 22 (5)
Avg. MW Deployed	1.63	3.34	3.28	4.13	7.15	4.85	15.01	20.09	24.31	19.80	9.33	30.18	32.85	31.52
Prop Mining	1.63	3.34	3.28	3.81	3.48	3.52	8.71	12.01	16.18	12.30	6.39	22.38	24.35	23.37
Hosted MW (Legacy)	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Hosted JV	-	-	-	0.32	3.67	1.99	6.30	8.08	8.13	7.50	5.30	7.80	8.50	8.15
Avg. Hashrate (SHA-256, PH/s)	-	21.49	22.12	60.59	125.16	69.29	316.22	402.80	566.69	428.57	173.12	616.45	696.37	656.41
Prop Mining	-	21.49	22.12	50.80	43.83	38.92	118.10	125.51	311.95	185.19	81.86	364.25	438.95	401.60
Hosted JV	-	-	-	9.79	81.33	45.56	198.12	277.29	254.74	243.38	164.25	252.20	257.42	254.81
Avg. Hashrate (Scrypt, GH/s)	-	221.90	219.00	177.00	166.50	187.50	177.70	173.13	144.25	165.03	191.48	140.99	141.57	141.28
Avg. BTC Price	45,336	46,498	34,445	45,709	45,940	42,031	57,912	60,621	49,263	55,932	47,449	41,114	40,763	40,939
BTC Equivalent Mined	21.95	35.64	14.34	20.62	20.27	56.33	36.99	43.42	65.83	143.33	274.74	73.09	75.47	148.55
Prop Mining	21.95	35.64	14.34	18.36	14.92	48.02	28.67	32.33	53.61	111.95	230.39	60.23	63.32	123.54
Hosting	-	-	-	2.27	5.34	8.31	8.31	11.08	12.22	31.38	44.35	12.86	12.15	25.01

(1) Average of April 2021 - June 2021

(2) Average of July 2021 - September 2021

(3) Average of October 2021 - December 2021

(4) Average of January 2021 - December 2021

(5) Average of January 2022 - February 2022

(A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

27

Operational Excellence The team has successfully ramped two facilities and planned the construction for a third Shareholders have seen how ramp ups are bumpy, issues arise and are resolved rapidly We would specifically like to thank our operations team and some if its members for working above and beyond the call of duty recently Thank you: 28 Corey Gary Phillip Nathan JT Larbi Aaron Jim Anna-Lynn

Appendix 29

Repeated From Our Earnings Power Illustration(1) Q1-22 (in 000's) Q2-22 Q3-22 Q4-22 FY22 Q1-23 Scenario 1: BTC is $20,000 Earnings Power Illustration: Various BTC Prices Total Revenue Contribution Margin 6,528 (Non-GAAP) Contribution Margin % Run-Rate Contribution Margin 12,062 20,104 46,145 25,393 3,437 3,932 7,344 13,372 28,085 17,483 52.6% 52.8% 60.9% 66.5% 60.9% 68.8% 13,747 15,728 29,377 53,487 - 69,930 10,328 14,612 22,223 35,300 82,462 42,755 Scenario 2: BTC is $45,000 Total Revenue Contribution Margin (Non-GAAP) Contribution Margin % Run-Rate Contribution Margin 7,236 11,093 17,505 28,567 64,402 34,845 70.1% 75.9% 78.8% 80.9% 78.1% 81.5% 28,945 44,374 70,022 114,268 - 139,378 12,667 19,220 29,164 46,394 107,445 56,334 9,575 15,702 24,446 39,662 89,385 48,424 Scenario 3: BTC is $60,000 Total Revenue Contribution Margin (Non-GAAP) Contribution Margin % Run-Rate Contribution Margin Note: The three scenarios represent changes in BTC price only 7,450 Combined Gross PH/s 75.6% 81.7% 83.8% 85.5% 83.2% 86.0% 38,301 62,808 97,785 158,647 - 193,697 1,000 1,261 2,001 3,008 3,008 4,000 (1) 2022 Earnings Power Illustration released on January 19th, 2022. Not updated since original publication. Press release and presentation can be viewed here. 30

Our data centers are named after catalyzers



TNT — Renamed to → **Edith**



Edith Clarke was a pioneer in electrical engineering & power transmission. **She was a first** in so many ways. **The first woman to earn an MSc degree at MIT** in 1919. The **first woman employed as an electrical engineer** at General Electric in 1921. The **first full-time electrical engineering professor** in 1947, at University of Texas. We're influenced by Edith's firsts. **It drives us to** help make renewable, affordable energy the world's primary power source.



Anaconda — Renamed to → **Sophie**



Sophie Wilson is a detailed oriented designer who helped invent and deploy ARM technology. This was key to unlocking the mobile and custom chip revolution. She found ways to use processors **in more simple ways**. We're building a data center to help the grid. We're using Sophie's methods to **blend details and simplicity** for our first greenfield project.



Python — Renamed to → **Marie**



Marie Curie was a fearless seeker of truth—a pioneer in the field of radioactivity. **She won two Nobel Prizes**. In pursuit of the truth, Soluna is constructing a data center with **complete transparency** to help make the grid stable. Why such transparency? **So, everyone can see & know what must happen,** to do the right things. Including the players that have typically had a dark & controlling influence, making reckless decisions. **But no longer.**

31

Impact of Tornado on December 2021 site-level economics





($ in 000s)	Sophie			Marie			Edith	Estimate Combined
	Estimate Dec 21	Tornado Impact*	*Estimate* Pro-Forma	*Estimate* Dec 21	Tornado Impact*	*Estimate* Pro-Forma	*Estimate* Dec 21	Pro-Forma Dec 21
Revenue ***(Non-GAAP)***	**$1,181**	**$185**	**$1,366**	**$1,840**	**$56**	**$1,895**	**$222**	**$3,484**
Prop Mining	1,181	185	1,366	1,238	40	1,278	222	2,866
Hosted JV	-	-	-	602	16	618	-	618
Cash Contribution Margin ***(Non-GAAP)***	**$657**	**$102**	**$759**	**$1,181**	**$34**	**$1,215**	**$164**	**$2,138**
Prop Mining	657	102	759	905	28	933	164	1,856
Hosted JV	-	-	-	276	5	281	-	281

Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

*Estimate

32

Consolidated Soluna Computing Non-GAAP Historical Financials With Legacy Hosting

($ in 000s) (Unaudited)

	Actual Q1 21	Actual Q2 21	Jul 21	Aug 21	Sep 21	Actual Q3 21	*Estimate* Oct 21	*Estimate* Nov 21	*Estimate* Dec 21	***Estimate*** Q4 21	***Estimate*** FY 21	*Estimate* Jan 22	*Estimate* Feb 22	***Estimate*** YTD 22
Revenue	**$995**	**$1,657**	**$494**	**$1,366**	**$1,264**	**$3,124**	**$2,437**	**$2,811**	**$3,348**	**$8,595**	**$14,372**	**$3,057**	**$3,077**	**$6,133**
Prop Mining	995	1,657	494	839	686	2,018	1,661	1,960	2,641	6,261	10,932	2,476	2,581	5,058
Hosting	0	0	0	527	579	1,106	776	851	707	2,334	3,440	580	495	1,076
Electricity/Direct Costs*	**$143**	**$324**	**$117**	**$640**	**$671**	**$1,428**	**$906**	**$836**	**$1,207**	**$2,950**	**$4,845**	**$1,095**	**$1,333**	**$2,428**
Prop Mining	143	324	117	190	171	479	366	341	726	1,434	2,380	720	989	1,709
Hosting	0	0	0	450	500	950	540	494	481	1,515	2,465	375	344	719
Overhead Costs	**$109**	**$72**	**$18**	**$37**	**$81**	**$136**	**$131**	**$92**	**$221**	**$444**	**$761**	**$140**	**$208**	**$348**
Prop Mining	109	72	18	37	81	136	131	92	221	444	761	140	208	348
Hosting	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 1** ***(Non-GAAP)***	**$251**	**$396**	**$136**	**$677**	**$752**	**$1,564**	**$1,037**	**$928**	**$1,429**	**$3,394**	**$5,605**	**$1,236**	**$1,541**	**$2,776**
Prop Mining	251	396	136	227	252	615	497	434	948	1,879	3,140	860	1,197	2,057
Hosting	0	0	0	450	500	950	540	494	481	1,515	2,465	375	344	719
Contribution Margin ***(Non-GAAP)***	**$744**	**$1,261**	**$358**	**$689**	**$513**	**$1,560**	**$1,400**	**$1,883**	**$1,919**	**$5,201**	**$8,767**	**$1,821**	**$1,536**	**$3,357**
Prop Mining	744	1,261	358	612	434	1,404	1,163	1,526	1,693	4,383	7,792	1,616	1,385	3,001
Hosting	0	0	0	77	79	156	236	357	226	819	975	205	151	356
Contribution % ***(Non-GAAP)***	***74.8%***	***76.1%***	***72.5%***	***50.5%***	***40.5%***	***49.9%***	***57.4%***	***67.0%***	***57.3%***	***60.5%***	***61.0%***	***59.6%***	***49.9%***	***54.7%***
Prop Mining	*74.8%*	*76.1%*	*72.5%*	*72.9%*	*63.3%*	*69.6%*	*70.1%*	*77.9%*	*64.1%*	*70.0%*	*71.3%*	*65.3%*	*53.6%*	*59.3%*
Hosting	*n/a*	*n/a*	*n/a*	*14.7%*	*13.6%*	*14.1%*	*30.4%*	*41.9%*	*32.0%*	*35.1%*	*28.3%*	*35.3%*	*30.5%*	*33.1%*

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

33

Consolidated Operating Metrics With Legacy Hosting

Key Operating Metrics:	Q1 21	Q2 21 (1)	Jul 21	Aug 21	Sep 21	Q3 21 (2)	Oct 21	Nov 21	Dec 21	Q4 21 (3)	FY 21 (4)	Jan 22	Feb 22	YTD 22 (5)
Avg. MW Deployed	1.63	3.34	3.28	14.32	15.67	11.09	22.21	24.61	27.36	24.73	9.79	31.44	32.85	32.15
Prop Mining	1.63	3.34	3.28	3.81	3.48	3.52	8.71	12.01	16.18	12.30	4.79	22.38	24.35	23.37
Hosted MW (Legacy)	-	-	-	10.18	8.52	9.35	7.20	4.52	3.05	4.92	6.69	1.26	0.00	0.63
Hosted JV	-	-	-	0.32	3.67	1.99	6.30	8.08	8.13	7.50	5.30	7.80	8.50	8.15
Avg. Hashrate (SHA-256, PH/s)	-	21.49	22.12	60.59	125.16	69.29	316.22	402.80	566.69	428.57	173.12	616.45	696.37	656.41
Prop Mining	-	21.49	22.12	50.80	43.83	38.92	118.10	125.51	311.95	185.19	81.86	364.25	438.95	401.60
Hosted JV	-	-	-	9.79	81.33	45.56	198.12	277.29	254.74	243.38	164.25	252.20	257.42	254.81
Avg. Hashrate (Scrypt, GH/s)	0.00	221.90	219.00	177.00	166.50	187.50	177.70	173.13	144.25	165.03	143.61	140.99	141.57	141.28
Avg. BTC Price	45,336	46,498	34,445	45,709	45,940	42,031	57,912	60,621	49,263	55,932	47,449	41,114	40,763	40,939
BTC Equivalent Mined	21.95	35.64	14.34	29.88	27.52	74.33	42.08	46.37	67.96	153.67	302.88	74.35	75.47	149.81
Prop Mining	21.95	35.64	14.34	18.36	14.92	48.02	28.67	32.33	53.61	111.95	230.39	60.23	63.32	123.54
Hosting	-	-	-	11.53	12.60	26.31	13.40	14.04	14.35	41.73	72.49	14.12	12.15	26.28

(1) Average of April 2021 - June 2021

(2) Average of July 2021 - September 2021

(3) Average of October 2021 - December 2021

(4) Average of January 2021 - December 2021

(5) Average of January 2022 - February 2022

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

34

Marie: Non-GAAP Historical Financials With Legacy Hosting

($ in 000s) (Unaudited)

	Actual Q1 21	Actual Q2 21	Jul 21	Aug 21	Sep 21	Actual Q3 21	*Estimate* Oct 21	*Estimate* Nov 21	*Estimate* Dec 21	***Estimate*** Q4 21	***Estimate*** FY 21	*Estimate* Jan 22	*Estimate* Feb 22	***Estimate*** YTD 22
Revenue	**$104**	**$668**	**$217**	**$1,021**	**$981**	**$2,219**	**$1,569**	**$1,446**	**$1,945**	**$4,960**	**$7,951**	**$1,612**	**$1,759**	**$3,372**
Prop Mining	104	668	217	494	402	1,114	793	595	1,238	2,626	4,512	1,032	1,264	2,296
Hosting	0	0	0	527	579	1,106	776	851	707	2,334	3,440	580	495	1,076
Electricity/Direct Costs*	**$23**	**$190**	**$76**	**$590**	**$622**	**$1,288**	**$675**	**$623**	**$783**	**$2,081**	**$3,582**	**$701**	**$724**	**$1,426**
Prop Mining	23	190	76	140	122	338	135	128	302	566	1,117	326	381	707
Hosting	0	0	0	450	500	950	540	494	481	1,515	2,465	375	344	719
Overhead Costs	**$0**	**$0**	**$0**	**$20**	**$38**	**$58**	**$35**	**$46**	**$64**	**$145**	**$203**	**$61**	**$102**	**$164**
Prop Mining	0	0	0	20	38	58	35	46	64	145	203	61	102	164
Hosting	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 1** ***(Non-GAAP)***	**$23**	**$190**	**$76**	**$610**	**$660**	**$1,347**	**$711**	**$668**	**$847**	**$2,226**	**$3,785**	**$763**	**$827**	**$1,590**
Prop Mining	23	190	76	161	160	397	171	174	366	710	1,320	387	483	870
Hosting	0	0	0	450	500	950	540	494	481	1,515	2,465	375	344	719
Contribution Margin ***(Non-GAAP)***	**$81**	**$478**	**$141**	**$411**	**$321**	**$873**	**$858**	**$777**	**$1,098**	**$2,734**	**$4,166**	**$850**	**$933**	**$1,782**
Prop Mining	81	478	141	334	242	717	622	421	872	1,915	3,192	645	781	1,426
Hosting	0	0	0	77	79	156	236	357	226	819	975	205	151	356
Contribution % ***(Non-GAAP)***	***78.1%***	***71.6%***	***64.8%***	***40.2%***	***32.7%***	***39.3%***	***54.7%***	***53.8%***	***56.5%***	***55.1%***	***52.4%***	***52.7%***	***53.0%***	***52.9%***
Prop Mining	*78.1%*	*71.6%*	*64.8%*	*67.5%*	*60.3%*	*64.4%*	*78.5%*	*70.8%*	*70.5%*	*72.9%*	*70.7%*	*62.5%*	*61.8%*	*62.1%*
Hosting	*n/a*	*n/a*	*n/a*	*14.7%*	*13.6%*	*14.1%*	*30.4%*	*41.9%*	*32.0%*	*35.1%*	*28.3%*	*35.3%*	*30.5%*	*33.1%*

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

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Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures 36

Reconciliation Of Non-GAAP Results Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP) Q1 2021 Soluna Computing ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total MTII $0 $0 $0 $0 $0 $1,337 $0 $1,337 Cryptocurrency revenue (GAAP) $891 $104 $0 $0 $995 $0 $0 $995 Cost of product revenue (GAAP) 0 0 0 0 0 452 0 452 Electricity/Direct costs* 120 23 0 0 143 0 0 143 Overhead costs 170 9 6 0 185 0 0 185 Total cost of cryptocurrency revenue (GAAP) $290 $31 $7 $0 $328 $0 $0 $328 Cost of revenue (GAAP) $290 $31 $7 $0 $328 $452 $0 $780 68 8 0 0 76 17 0 93 $222 $23 $7 $0 $251 $435 $0 $687 Product revenue (GAAP) Corporate Consolidated Cost of cryptocurrency revenue (GAAP): Depreciation Adjusted Non-GAAP Cost of Revenue 1** *Includes Hosting costs **Excluding Depreciation and R&D Expenses 37

Reconciliation Of Non-GAAP Results Reconciliation from Revenue and Cost of Revenue to Contribution Margin (Non-GAAP) Q1 2021 Soluna Computing ($ in 000s) (Unaudited) Product revenue (GAAP) Cryptocurrency revenue (GAAP) Cost of product revenue (GAAP) Cost of cryptocurrency revenue (GAAP) Cost of revenue (GAAP) Depreciation Contribution Margin (Non-GAAP)* *Excludes R&D Expenses, SG&A Expenses 38 Edith Marie Sophie Corporate Total MTII $0 $0 $0 $0 $0 $1,337 $0 $1,337 $891 $104 $0 $0 $995 $0 $0 $995 Corporate Consolidated 0 0 0 0 0 452 0 452 290 31 7 0 328 0 0 328 $290 $31 $7 $0 $328 $452 $0 $780 68 8 0 0 76 17 0 93 $669 $81 ($7) $0 $744 $902 $0 $1,645

Reconciliation Of Non-GAAP Results Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP) Q2 2021 Soluna Computing ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total MTII $0 $0 $0 $0 $0 $1,647 $0 $1,647 Cryptocurrency revenue (GAAP) $988 $669 $0 $0 $1,657 $0 $0 $1,657 Cost of product revenue (GAAP) 0 0 0 0 0 502 0 502 208 265 0 0 472 0 0 472 71 0 1 0 73 0 0 73 Total cost of cryptocurrency revenue (GAAP) $279 $264 $1 $0 $545 $0 $0 $545 Cost of revenue (GAAP) $279 $264 $1 $0 $545 $502 $0 $1,047 74 74 0 0 149 17 0 166 $204 $190 $1 $0 $396 $485 $0 $881 Product revenue (GAAP) Corporate Consolidated Cost of cryptocurrency revenue (GAAP): Electricity/Direct costs* Overhead costs Depreciation Adjusted Non-GAAP Cost of Revenue 1** *Includes Hosting costs **Excluding Depreciation and R&D Expenses 39

Reconciliation Of Non-GAAP Results Reconciliation from Revenue and Cost of Revenue to Contribution Margin (Non-GAAP) Q2 2021 Soluna Computing ($ in 000s) (Unaudited) Edith Product revenue (GAAP) Sophie Corporate Total MTII Corporate Consolidated $0 $0 $0 $0 $0 $1,647 $0 $1,647 Cryptocurrency revenue (GAAP) $988 $669 $0 $0 $1,657 $0 $0 $1,657 Cost of product revenue (GAAP) 0 0 0 0 0 502 0 502 Cost of cryptocurrency revenue (GAAP) Cost of revenue (GAAP) Depreciation Contribution Margin (Non-GAAP)* *Excludes R&D Expenses, SG&A Expenses 40 Marie 279 264 1 0 545 0 0 545 $279 $264 $1 $0 $545 $502 $0 $1,047 74 74 0 0 149 17 0 166 $784 $478 ($1) $0 $1,261 $1,162 $0 $2,423

Reconciliation Of Non-GAAP Results Reconciliation from GAAP Revenue to Non-GAAP Revenue Q3 2021 Soluna Computing ($ in 000s) (Unaudited) Product revenue (GAAP) Cryptocurrency revenue (GAAP) less Legacy Hosting Revenue Revenue (Non-GAAP) 41 Edith Marie Sophie Corporate Total MTII Corporate Consolidated $0 $0 $0 $0 $0 $1,949 $0 $1,949 $905 $2,219 $0 $0 $3,124 $0 $0 $3,124 0 757 0 0 757 0 0 757 $905 $1,463 $0 $0 $2,368 $1,949 $0 $4,317

Reconciliation Of Non-GAAP Results Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP) Q3 2021 Soluna Computing ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total MTII Corporate Consolidated $0 $0 $0 $0 $0 $1,949 $0 $1,949 Cryptocurrency revenue (GAAP) $905 $2,219 $0 $0 $3,124 $0 $0 $3,124 Cost of product revenue (GAAP) 0 0 0 0 0 661 0 661 Electricity/Direct costs* 140 1,288 0 0 1,428 0 0 1,428 Overhead costs 166 134 15 0 315 0 0 315 Total cost of cryptocurrency revenue (GAAP) $306 $1,422 $15 $0 $1,743 $0 $0 $1,743 Cost of revenue (GAAP) $306 $1,422 $15 $0 $1,743 $661 $0 $2,404 Depreciation 81 75 0 0 156 19 0 175 Project Equipment Repairs 23 0 0 0 23 0 0 23 $203 $1,347 $15 $0 $1,564 $642 $0 $2,206 less Legacy Hosting Cost of Revenue 0 770 0 0 770 0 0 770 less Prepaid Lease Cost 0 130 0 0 130 0 0 130 $203 $446 $15 $0 $664 $642 $0 $1,306 Product revenue (GAAP) Cost of cryptocurrency revenue (GAAP): Adjusted Non-GAAP Cost of Revenue 1** Adjusted Non-GAAP Cost of Revenue 2** *Includes Hosting costs **Excluding Depreciation and R&D Expenses 42

Reconciliation Of Non-GAAP Results Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin (Non-GAAP) Q3 2021 Soluna Computing ($ in 000s) (Unaudited) Product revenue (GAAP) Cryptocurrency revenue (GAAP) Cost of product revenue (GAAP) Marie Sophie Corporate Total MTII Corporate Consolidated $0 $0 $0 $0 $0 $1,949 $0 $1,949 $905 $2,219 $0 $0 $3,124 $0 $0 $3,124 0 0 0 0 0 661 0 661 306 1,422 15 0 1,743 0 0 1,743 $306 $1,422 $15 $0 $1,743 $661 $0 $2,404 Depreciation 81 75 0 0 156 19 0 175 Project Equipment Repairs 23 0 0 0 23 0 0 23 $702 $873 ($15) $0 $1,560 $1,307 $0 $2,867 plus Prepaid Lease Cost 0 130 0 0 130 0 0 130 plus Legacy Hosting Contribution Margin 0 13 0 0 13 0 0 13 Cash Contribution Margin (Non-GAAP)* $702 $1,016 ($15) $0 $1,703 $1,307 $0 $3,010 Cost of cryptocurrency revenue (GAAP) Cost of revenue (GAAP) Contribution Margin (Non-GAAP)* 43 Edith

Reconciliation Of Non-GAAP Results Reconciliation from GAAP Revenue to Non-GAAP Revenue Q4 2021 Soluna Computing ($ in 000s) (Unaudited) Product revenue (GAAP) Cryptocurrency revenue (GAAP) less Legacy Hosting Revenue Revenue (Non-GAAP) 44 Edith Marie Sophie Corporate Total MTII Corporate Consolidated $0 $0 $0 $0 $0 $2,263 $0 $2,263 $864 $4,960 $2,772 $0 $8,595 $0 $0 $8,595 0 579 0 0 579 0 0 579 $864 $4,381 $2,772 $0 $8,017 $2,263 $0 $10,280

Reconciliation Of Non-GAAP Results Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP) Q4 2021 Soluna Computing ($ in 000s) (Unaudited) Edith Product revenue (GAAP) Marie Sophie Corporate Total MTII Corporate Consolidated $0 $0 $0 $0 $0 $2,263 $0 $2,263 Cryptocurrency revenue (GAAP) $864 $4,960 $2,772 $0 $8,595 $0 $0 $8,595 Cost of product revenue (GAAP) 0 0 0 0 0 728 0 728 Electricity/Direct costs* 143 2,081 726 0 2,950 0 0 2,950 Overhead costs 148 610 586 0 1,345 0 0 1,345 Total cost of cryptocurrency revenue (GAAP) $291 $2,692 $1,312 $0 $4,295 $0 $0 $4,295 Cost of revenue (GAAP) $291 $2,692 $1,312 $0 $4,295 $728 $0 $5,023 91 466 344 0 901 17 0 918 0 0 0 0 0 0 0 0 $200 $2,226 $968 $0 $3,394 $711 $0 $4,105 less Legacy Hosting Cost of Revenue 0 590 0 0 590 0 0 590 less Prepaid Lease Cost 0 177 0 0 177 0 0 177 $200 $1,459 $968 $0 $2,628 $711 $0 $3,339 Cost of cryptocurrency revenue (GAAP): Depreciation Project Equipment Repairs Adjusted Non-GAAP Cost of Revenue 1** Adjusted Non-GAAP Cost of Revenue 2** *Includes Hosting costs **Excluding Depreciation and R&D Expenses 45

Reconciliation Of Non-GAAP Results Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin (Non-GAAP) Q4 2021 Soluna Computing ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total MTII Corporate Consolidated $0 $0 $0 $0 $0 $2,263 $0 $2,263 Cryptocurrency revenue (GAAP) $864 $4,960 $2,772 $0 $8,595 $0 $0 $8,595 Cost of product revenue (GAAP) 0 0 0 0 0 728 0 728 Product revenue (GAAP) Cost of cryptocurrency revenue (GAAP) 291 2,692 1,312 0 4,295 0 0 4,295 $291 $2,692 $1,312 $0 $4,295 $728 $0 $5,023 91 466 344 0 901 17 0 918 0 0 0 0 0 0 0 0 $664 $2,734 $1,804 $0 $5,201 $1,552 $0 $6,753 plus Prepaid Lease Cost 0 177 0 0 177 0 0 177 plus Legacy Hosting Contribution Margin 0 11 0 0 11 0 0 11 Cash Contribution Margin (Non-GAAP)* $664 $2,922 $1,804 $0 $5,389 $1,552 $0 $6,941 0 34 102 0 135 0 0 135 $664 $2,955 $1,905 $0 $5,524 $1,552 $0 $7,076 Cost of revenue (GAAP) Depreciation Project Equipment Repairs Contribution Margin (Non-GAAP)* plus Tornado Impact (Management Estimate) Cash Contribution Margin (Non-GAAP) excluding Tornado* *Excludes R&D Expenses, SG&A Expenses 46

Reconciliation Of Non-GAAP Results Reconciliation from GAAP Revenue to Non-GAAP Revenue FY 2021 Soluna Computing ($ in 000s) (Unaudited) Edith Product revenue (GAAP) Cryptocurrency revenue (GAAP) less Legacy Hosting Revenue Revenue (Non-GAAP) 47 Marie Sophie Corporate Total MTII Corporate Consolidated $0 $0 $0 $0 $0 $7,196 $0 $7,196 $3,648 $7,952 $2,772 $0 $14,372 $0 $0 $14,372 0 1,335 0 0 1,335 0 0 1,335 $3,648 $6,617 $2,772 $0 $13,036 $7,196 $0 $20,233

Reconciliation Of Non-GAAP Results Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP) FY 2021 Soluna Computing ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total MTII Corporate Consolidated $0 $0 $0 $0 $0 $7,196 $0 $7,196 Cryptocurrency revenue (GAAP) $3,648 $7,952 $2,772 $0 $14,372 $0 $0 $14,372 Cost of product revenue (GAAP) 0 0 0 0 0 2,343 0 2,343 611 3,657 726 0 4,993 0 0 4,993 Product revenue (GAAP) Cost of cryptocurrency revenue (GAAP): Electricity/Direct costs* Overhead costs 555 753 609 0 1,917 0 0 1,917 Total cost of cryptocurrency revenue (GAAP) $1,166 $4,409 $1,335 $0 $6,910 $0 $0 $6,910 Cost of revenue (GAAP) $1,166 $4,409 $1,335 $0 $6,910 $2,343 $0 $9,252 314 624 344 0 1,282 70 0 1,352 23 0 0 0 23 0 0 23 $830 $3,785 $991 $0 $5,606 $2,273 $0 $7,878 less Legacy Hosting Cost of Revenue 0 1,360 0 0 1,360 0 0 1,360 less Prepaid Lease Cost 0 307 0 0 307 0 0 307 $830 $2,119 $991 $0 $3,939 $2,273 $0 $6,212 Depreciation Project Equipment Repairs Adjusted Non-GAAP Cost of Revenue 1** Adjusted Non-GAAP Cost of Revenue 2** *Includes Hosting costs **Excluding Depreciation and R&D Expenses 48

Reconciliation Of Non-GAAP Results Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin (Non-GAAP) FY 2021 Soluna Computing ($ in 000s) (Unaudited) Product revenue (GAAP) Cryptocurrency revenue (GAAP) Cost of product revenue (GAAP) Marie Sophie Corporate Total MTII Corporate Consolidated $0 $0 $0 $0 $0 $7,196 $0 $7,196 $3,648 $7,952 $2,772 $0 $14,372 $0 $0 $14,372 2,343 0 0 0 0 0 2,343 0 1,166 4,409 1,335 0 6,910 0 0 6,910 $1,166 $4,409 $1,335 $0 $6,910 $2,343 $0 $9,252 314 624 344 0 1,282 70 0 1,352 23 0 0 0 23 0 0 23 $2,818 $4,166 $1,781 $0 $8,766 $4,923 $0 $13,690 plus Prepaid Lease Cost 0 307 0 0 307 0 0 307 plus Legacy Hosting Contribution Margin 0 25 0 0 25 0 0 25 Cash Contribution Margin (Non-GAAP)* $2,818 $4,498 $1,781 $0 $9,097 $4,923 $0 $14,021 0 34 102 0 135 0 0 135 $2,818 $4,531 $1,883 $0 $9,233 $4,923 $0 $14,156 Cost of cryptocurrency revenue (GAAP) Cost of revenue (GAAP) Depreciation Project Equipment Repairs Contribution Margin (Non-GAAP)* plus Tornado Impact (Management Estimate) Cash Contribution Margin (Non-GAAP) excluding Tornado* *Excludes R&D Expenses, SG&A Expenses 49 Edith

Reconciliation Of Non-GAAP Results Reconciliation from GAAP Revenue to Non-GAAP Revenue YTD 2022 Soluna Computing ($ in 000s) (Unaudited) Edith Product revenue (GAAP) Cryptocurrency revenue (GAAP) less Legacy Hosting Revenue Revenue (Non-GAAP) 50 Marie Sophie Corporate Total MTII Corporate Consolidated $0 $0 $0 $0 $0 $679 $0 $679 $336 $3,372 $2,426 $0 $6,133 $0 $0 $6,133 0 52 0 0 52 0 0 52 $336 $3,320 $2,426 $0 $6,082 $679 $0 $6,761

Reconciliation Of Non-GAAP Results Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP) YTD 2022 Soluna Computing ($ in 000s) (Unaudited) Edith Marie Sophie Corporate Total MTII Corporate Consolidated $0 $0 $0 $0 $0 $679 $0 $679 Cryptocurrency revenue (GAAP) $336 $3,372 $2,426 $0 $6,133 $0 $0 $6,133 Cost of product revenue (GAAP) 0 0 0 0 0 228 0 228 Product revenue (GAAP) Cost of cryptocurrency revenue (GAAP): Electricity/Direct costs* 80 1,426 922 0 2,428 0 0 2,428 102 1,103 832 0 2,037 0 0 2,037 Total cost of cryptocurrency revenue (GAAP) $182 $2,529 $1,754 $0 $4,465 $0 $0 $4,465 Cost of revenue (GAAP) $182 $2,529 $1,754 $0 $4,465 $228 $0 $4,693 61 939 688 0 1,689 10 0 1,699 0 0 0 0 0 0 0 0 $121 $1,590 $1,066 $0 $2,776 $218 $0 $2,994 Overhead costs Depreciation Project Equipment Repairs Adjusted Non-GAAP Cost of Revenue 1** less Legacy Hosting Cost of Revenue 0 54 0 0 54 0 0 54 less Prepaid Lease Cost 0 167 0 0 167 0 0 167 $121 $1,368 $1,066 $0 $2,555 $218 $0 $2,773 Adjusted Non-GAAP Cost of Revenue 2** *Includes Hosting costs **Excluding Depreciation and R&D Expenses 51

Reconciliation Of Non-GAAP Results Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin (Non-GAAP) YTD 2022 Soluna Computing ($ in 000s) (Unaudited) Edith Product revenue (GAAP) Cryptocurrency revenue (GAAP) Cost of product revenue (GAAP) Sophie Corporate Total MTII Corporate Consolidated $0 $0 $0 $0 $0 $679 $0 $679 $336 $3,372 $2,426 $0 $6,133 $0 $0 $6,133 0 0 0 0 0 228 0 228 182 2,529 1,754 0 4,465 0 0 4,465 $182 $2,529 $1,754 $0 $4,465 $228 $0 $4,693 61 939 688 0 1,689 10 0 1,699 0 0 0 0 0 0 0 0 $215 $1,782 $1,360 $0 $3,357 $461 $0 $3,818 plus Prepaid Lease Cost 0 167 0 0 167 0 0 167 plus Legacy Hosting Contribution Margin 0 2 0 0 2 0 0 2 Cash Contribution Margin (Non-GAAP)* $215 $1,952 $1,360 $0 $3,527 $461 $0 $3,988 0 0 0 0 0 0 0 0 $215 $1,952 $1,360 $0 $3,527 $461 $0 $3,988 Cost of cryptocurrency revenue (GAAP) Cost of revenue (GAAP) Depreciation Project Equipment Repairs Contribution Margin (Non-GAAP)* plus Tornado Impact (Management Estimate) Cash Contribution Margin (Non-GAAP) excluding Tornado* 52 Marie *Excludes R&D Expenses, SG&A Expenses

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